Exhibit 99.1
©2024 ENFUSION. ALL RIGHTS RESERVED. Enfusion 3Q 2024 Shareholder Letter November 2024

©2024 ENFUSION. ALL RIGHTS RESERVED. Disclaimer 2 Forward-Looking Statements Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. More information on these risks and other potential factors that could affect our business, financial performance and results of operations can be found in our filings with the Securities & Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

©2024 ENFUSION. ALL RIGHTS RESERVED. 3 Dear Shareholders, Enfusion had another solid quarter, generating revenue of $51.2M, translating to 15.4% year over year revenue growth combined with year over year expansion of adjusted EBITDA margins. We won 38 new accounts this quarter, bringing our total client count to 894, a firm record. More importantly, we are executing on our product roadmap which has enabled us to be included in more RFP’s and win business that was previously out of reach in the institutional asset management and corporate segments. Q3 2024 Highlights: • Our initiatives are aligning and gaining momentum. Product initiatives such as Portfolio Workbench have expanded our serviceable addressable market, allowing us to win accounts that previously passed on us. In combination with product upgrades and enhancements, we have also strengthened our personnel, bringing in world class talent in customer service, product, and engineering. These actions position us to provide the up-market service larger clients require. • The Americas is on track for the best launch market since 2021. We added 8 new launch accounts in the US during 3Q 2024, bringing our year-to-date total to 31. At this rate, we are now on pace for our best year for new launch accounts since 2021, further solidifying our position as a market leader in this segment. • We continue to expand our footprint outside the global money centers. Nearly one third, or 32%, of our new clients are now outside the concentrated money centers of the US, UK and Hong Kong, a meaningful expansion from our 19% average from 1Q 2021 through 2Q 2024. We won business in 12 countries in Q3, our most geographically diverse win rate and well above our historical 3-year average of 9 countries. We are narrowing our full year revenue and Adjusted EBITDA guidance to $202M-$205M and $41M-$45M respectively. both of which are within the original guidance ranges provided at our Investor Day. We continue to be confident in our mid-term guidance and believe we remain on track to becoming a “Rule of 40” Company over the 2025-2027 time period. In summary, we are excited to see the pieces of our story coming together. Sincerely, Oleg Movchan Chief Executive Officer

©2024 ENFUSION. ALL RIGHTS RESERVED. 4 Our Mission To power all investment workflows with our unparalleled technology, relentless innovation, and dedicated focus on clients All Workflows Durable Financial Profile Relentless Innovation World Class Team Enfusion’s Mission We deliver exceptional tech enabled client experience Leverage the depth and breadth of our client base to improve continuously All mission components translate into growth with a durable margin profile Front-to-back capabilities power all workflows across asset classes, strategies & investment vehicles Unparalleled multi tenant technology is a foundation of our competitive edge Our product strategy reflects our innovation mindset Passionate team of seasoned operators Experience leading large organizations across multiple market cycles Client Focus SaaS Architecture

©2024 ENFUSION. ALL RIGHTS RESERVED. 4 ENFUSION. ALLRIGHTS RESERVED. Compliance Trading Risk Operations Investor Relations Business Development Portfolio Managers Research Enfusion is a Unique Collaboration Platform Our SaaS architecture & product roadmap expand collaboration for all related workflows to more personas across all functional areas This architecture enables a “single source of truth” data framework Control Enfusion becomes an extension of a client’s team since all parties – Enfusion and the client – use the same platform to collaborate 5

©2024 ENFUSION. ALL RIGHTS RESERVED. 6 It is our time to disrupt the traditional asset management segment the same way we disrupted the alternatives segment Untapped Upside Potential: $25B TAM $25B $15.3B $1.2B $1.3B $7.2B Private Equity & Private Credit Firms Equity Hedge Funds Non-Equity Hedge Funds Traditional Asset Managers & Asset Owners The above figures are based on Enfusion’s internal estimates incorporating data from HFM/With Intelligence, Preqin, IPREO and other media sources

©2024 ENFUSION. ALL RIGHTS RESERVED. OEMS & Compliance Portfolio Management Solutions Portfolio Construction Workbench Decision Analytics Portfolio Analytics Reporting Reference Data Book of Record Managed Services Back-office Accounting and Operations Future roadmap Inception 2024 Evolution of the Enfusion Product: 2024 Product covers foundational baseline, but more work needs to be done to achieve global Institutional scale. Interfaces and Data Platform 7

©2024 ENFUSION. ALL RIGHTS RESERVED. 8 The Perfect Storm: Why Enfusion Wins Built with multi-tenant SaaS architecture from day one Enfusion’s History Trailblazing technology foundational to future growth Client’s Race to Cloud & Scalability Client’s Time-to-Market Pressures Macro Market Trends Electronification of Markets SaaS Eating Enterprise Models Client’s Reduced Tech Budgets Active Management Fee Compression

©2024 ENFUSION. ALL RIGHTS RESERVED. 3Q24 Key Financial Highlights Highly attractive SaaS model with combination of scale, growth and profitability $ in millions 9 (1) See appendix for definition and non-GAAP reconciliations. Adjusted Free Cash Flow FCF Conversion Z00 Total Revenue YoY Growth Z00 Adjusted EBITDA Adjusted EBITDA Margin Z00 Gross Profit Gross Margin Z00 (1) (1) Adjusted Gross Profit Adjusted Gross Margin Z00 Net Income Net Income Margin Z00 Operating Cash Flow OCF Margin Z00 (1) (1) $51.2 15.4% 123.3% $34.8 68.1% $11.1 21.8% $35.2 68.8% $2.0 3.8% $16.2 31.6% $13.7 (1) (1) (1) (1) (1)

©2024 ENFUSION. ALL RIGHTS RESERVED. Strong Growth $ in millions $44.4 $46.5 $48.1 $49.5 $51.2 3Q23 4Q23 1Q24 2Q24 3Q24 Revenue 10 (1) (1) (1) $(4.1) Gross Profit and Adjusted Gross Profit (1) (1) See appendix for non-GAAP reconciliations. $29.9 $30.9 $31.9 $33.5 $34.8 $30.2 $31.1 $32.6 $33.9 $35.2 3Q23 4Q23 1Q24 2Q24 3Q24 Gross Profit Adjusted Gross Profit

©2024 ENFUSION. ALL RIGHTS RESERVED. Improving Profitability 67.3% 66.4% 66.3% 67.7% 68.0% 68.1% 66.9% 67.8% 68.5% 68.8% 3Q23 4Q23 1Q24 2Q24 3Q24 Gross Margin Adjusted Gross Margin Gross Margin and Adjusted Gross Margin (1) 11 (1) (1) (1) $(4.1) Net Income Margin and Adjusted EBITDA Margin (1) (1) See appendix for non-GAAP reconciliations. 6.0% 1.9% -1.6% 5.2% 3.8% 18.5% 21.1% 19.1% 20.5% 21.8% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Income Margin Adjusted EBITDA Margin

©2024 ENFUSION. ALL RIGHTS RESERVED. Improving Profitability 12 (1) See appendix for non-GAAP reconciliations. (1) (1) $(4.1) $ in millions Net Income and Adjusted EBITDA(1) (1) Operating Cash Flow and Adjusted Free Cash Flow(1) $2.7 $0.9 -$0.8 $2.5 $2.0 $8.2 $9.8 $9.2 $10.1 $11.1 3Q23 4Q23 1Q24 2Q24 3Q24 Net Income Adjusted EBITDA $12.1 $6.6 $1.5 $7.3 $16.2 $9.5 $4.3 -$1.2 $4.6 $13.7 3Q23 4Q23 1Q24 2Q24 3Q24 Operating Cash Flow Adjusted FCF

©2024 ENFUSION. ALL RIGHTS RESERVED. $177.9 $185.1 $190.5 $195.7 $202.7 3Q23 4Q23 1Q24 2Q24 3Q24 102.4% 102.1% 102.9% 103.0% 102.1% 3Q23 4Q23 1Q24 2Q24 3Q24 Organic client growth and expansion continues to scale 13 842 865 868 879 894 3Q23 4Q23 1Q24 2Q24 3Q24 $217 $219 $226 $228 $229 3Q23 4Q23 1Q24 2Q24 3Q24 12.1% 12.4% 13.9% 59% 58% 58% 8.0% 7.8% 5.7% $ in millions (1) The Net Dollar Retention Rate (NDRR) reported includes involuntary churn, and a 70 bps headwind 4Q23, a 60 bps headwind in 1Q23, a 60 bps headwind in 2Q24, and a 60 bps headwind in 3Q24, in each case because of the UBS Credit Suisse merger (2) Represents NDR variance Year over Year (3) Conversions as a percentage of ARR. ARR 3Q23 4Q23 1Q24 2Q24 3Q24 3Q23 4Q23 1Q24 2Q24 3Q24 3Q23 4Q23 1Q24 2Q24 3Q24 $ in thousands 14.1% 14.3% 59% 59% 5.6% 7.5% Net Dollar Retention Rate(1) Clients Avg Contract Value YoY Growth YoY Growth(2) % Conversions(3) YoY Growth -10.3% -9.3% -0.3% 3Q23 4Q23 1Q24 2Q24 3Q24 -3.1% 1.3%

©2024 ENFUSION. ALL RIGHTS RESERVED. Front Book + Back Book = Total Revenue Growth 14 Front Book = Onboarding Of New Logos Back Book = Growth From Our Existing Customer Base Front Book = Onboarding Of New Logos 16.4% 13.4% 14.2% 14.8% 14.6% -3.1% 1.3% 3.1% 1.0% 0.8% 13.3% 14.7% 17.3% 15.8% 15.4% 3Q23 4Q23 1Q24 2Q24 3Q24 Front Book Back Book Total Revenue Growth

©2024 ENFUSION. ALL RIGHTS RESERVED. Client ARR Distribution and ACV Client Book continues to evolve toward larger ACV clients 15 65% 56% 47% 44% 43% 19% 24% 30% 30% 30% 16% 20% 23% 26% 27% $156 $182 $201 $217 $229 ϯYϮϬ ϯYϮϭ ϯYϮϮ ϯYϮϯ ϯYϮϰ Evolution of Customer Size Segments - ARR Distribution Less than $250k $250k-$500k $500k+ ACV

©2024 ENFUSION. ALL RIGHTS RESERVED. 2024 Updated Guidance 16 FCF Conversion is adjusted Free Cash Flow divided by Adjusted EBITDA. Adjusted EBITDA guidance excludes stock-based compensation of $19-20 million for the full year of 2024, of which we estimate approximately 1/3 occurred in 1Q24. These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section above for information on the factors that could cause our actual results to differ materially from these forward-looking statements. A reconciliation of these forward-looking non-GAAP measures to the corresponding GAAP measure is not available without unreasonable effort because of the inherent difficulty of forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are out of our control, or cannot reasonable be predicted. For the same reasons, Enfusion is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results. Financial Metrics Previous New GAAP Revenues $200-210 Million $202-205 Million Adjusted EBITDA $40-45 Million $41-45 Million FCF Conversion 50-55% 50-55%

©2024 ENFUSION. ALL RIGHTS RESERVED. Medium Term Guidance (2025 - 2027) 17 Financial Metrics No Change Annual Revenue Growth 20-22% Annual Adjusted EBITDA Margin Expansion 200-400 bps Annual FCF Conversion Expansion 300-500 bps These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section above for information on the factors that could cause our actual results to differ materially from these forward-looking statements. A reconciliation of these forward-looking non-GAAP measures to the corresponding GAAP measure is not available without unreasonable effort because of the inherent difficulty of forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are out of our control, or cannot reasonable be predicted. For the same reasons, Enfusion is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

©2024 ENFUSION. ALL RIGHTS RESERVED. Appendix

©2024 ENFUSION. ALL RIGHTS RESERVED. ENFUSION, INC. CONSOLIDATED BALANCE SHEETS (dollars and shares in thousands, except par value) 19 ASSETS Current assets: Cash and cash equivalents $ 48,299 $ 35,604 Accounts receivable, net 28,069 32,173 Prepaid expenses 5,009 3,576 Other current assets 1,170 1,388 Total current assets 69,852 85,436 Notes receivable, net 3,000 — Property, equipment, and software, net 20,513 18,314 Right-of-use-assets, net 14,304 18,926 Other assets 6,502 7,065 Total assets $ 134,940 $ 108,972 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 1,175 $ 2,212 Accrued expenses and other current liabilities 16,460 13,841 Current portion of lease liabilities 5,935 4,256 Total current liabilities 20,309 23,570 Lease liabilities, net of current portion 15,193 11,181 Total liabilities 31,490 38,763 Commitment and contingencies (Note 8) Stockholders’ equity: Preferred stock, $0.001 par value; 100,000 shares authorized, no shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively — — Class A common stock, $0.001 par value; 1,000,000 shares authorized, 93,264 and 88,332 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively 93 88 Class B common stock, $0.001 par value; 150,000 shares authorized, 35,199 and 39,199 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively 35 39 Additional paid-in capital 226,877 240,224 Accumulated deficit (172,932) (170,230) Accumulated other comprehensive loss (199) (406) Total stockholders’ equity attributable to Enfusion, Inc. 53,666 69,923 Non-controlling interests 23,816 26,254 Total stockholders’ equity 77,482 96,177 Total liabilities and stockholders’ equity $ 134,940 $ 108,972 (Unaudited) As of As of September 30, 2024 December 31, 2023

©2024 ENFUSION. ALL RIGHTS RESERVED. ENFUSION, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (dollars and shares in thousands, except per share amounts) (Unaudited) 20 REVENUES: Platform subscriptions $ 47,786 $ 40,857 Managed services 3,078 3,028 Other 472 302 Total revenues 51,166 44,357 COST OF REVENUES: Platform subscriptions 14,584 12,745 Managed services 1,631 1,604 Other 158 125 Total cost of revenues 16,340 14,507 Gross profit 29,850 34,826 OPERATING EXPENSES: General and administrative 18,782 16,721 Sales and marketing 6,221 5,503 Technology and development 6,842 4,937 Total operating expenses 31,845 27,161 Income from operations 2,689 2,981 NON-OPERATING (EXPENSE) INCOME: Payment to related party — — Loss on extinguishment of debt (78) — Interest income, net 487 252 Other (expense) income, net (607) 165 Total non-operating (expense) income 339 (120) Income before income taxes 3,028 2,861 Income taxes 904 367 Net income 2,661 1,957 Net income attributable to non-controlling interests 542 833 Net income attributable to Enfusion, Inc. $ 1,415 $ 1,828 Net income per Class A common shares attributable to Enfusion, Inc.: Basic $ 0.02 $ 0.02 Diluted $ 0.02 $ 0.02 Weighted-average number of Class A common shares outstanding: Basic 87,739 92,904 Diluted 128,984 127,841 Three Months Ended September 30, 2024 2023

©2024 ENFUSION. ALL RIGHTS RESERVED. ENFUSION, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars and shares in thousands, except per share amounts) (Unaudited) 21 Cash flows from operating activities: Net income $ $ 8,353 3,743 Adjustments to reconcile net income to net cash provided by operating activities: Non-cash lease expense 5,554 5,231 Depreciation and amortization 8,507 6,472 Provision for credit (benefit) losses (84) 1,390 Amortization of debt-related costs 176 17 Loss on extinguishment of debt 78 — Stock-based compensation expense 15,300 4,054 Other operating activities 16 — Change in operating assets and liabilities: Accounts receivable (4,024) (538) Prepaid expenses 1,440 2,026 Other assets (2,592) (1,947) Accounts payable (879) (342) Accrued compensation 1,282 (2,191) Accrued expenses and other liabilities 1,072 1,162 Lease liabilities (4,486) (4,733) Net cash provided by operating activities 19,048 25,009 Cash flows from investing activities: Purchases of property and equipment (2,744) (3,248) Capitalization of software development costs (5,485) (4,128) Purchase of convertible promissory note (3,000) — Net cash used in investing activities (7,376) (11,229) Cash flows from financing activities: Distributions to non-controlling interests (136) — Settlement of tax receivable acquired in reorganization transactions 1,501 — Issuance of Class A common stock, net of issuance costs 17,322 — Payment of withholding taxes on stock-based compensation (1,267) (59,868) Payment of debt issuance and debt facility costs (1,151) — Other financing activities (308) — Net cash used in financing activities (42,504) (1,403) Effect of exchange rate changes on cash and cash equivalents 318 (61) Net decrease in cash and cash equivalents (30,893) 12,695 Cash and cash equivalents, beginning of period 35,604 62,545 Cash and cash equivalents, end of period $ $ 31,652 48,299 Nine Months Ended September 30, 2024 2023

Reconciliations To Non-GAAP Financial Measures

The following table reconciles gross profit to adjusted gross profit:

($ in thousands, unaudited)		Three Months Ended September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
GAAP Gross Profit	$	**29,850**	**30,862**	**31,878**	**33,493**	**34,826**
Add back stock-based compensation expense		227	230	717	392	358
Add other non-recurring items[1]		76	—	—	—	—
Adjusted Gross Profit	$	**30,153**	**31,092**	**32,595**	**33,885**	**35,184**
Adjusted Gross Margin		68.0%	66.9%	67.8%	68.5%	68.8%

[1] For the three months ended September 30, 2023, includes $76 thousand of accelerated depreciation of leasehold improvement assets of restructured lease facilities.

The following table reconciles net income to adjusted EBITDA:

($ in thousands, unaudited)		Three Months Ended September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Net income (loss)	$	**2,661**	**900**	**(761)**	**2,547**	**1,957**
Interest income		(331)	(356)	(317)	(356)	(487)
Income tax expense (benefit)		367	1,280	(117)	401	904
Depreciation and amortization		2,523	3,512	2,674	2,872	2,967
EBITDA	$	**5,220**	**5,336**	**1,479**	**5,464**	**5,341**
Adjustments:						
Stock-based compensation expense		2,562	3,404	7,001	4,101	4,198
Tax payment on stock-based compensation		43	60	429	101	25
Effects of foreign currency		(85)	308	82	111	607
Other non-recurring items[1,2,3,4,5]		468	678	188	354	977
Adjusted EBITDA	$	**8,208**	**9,787**	**9,179**	**10,131**	**11,148**
Adjusted EBITDA Margin		**18.5%**	**21.1%**	**19.1%**	**20.5%**	**21.8%**

[1] For the three months ended September 30, 2023, includes $78 thousand in debt extinguishment costs, $188 thousand in double-occupancy charges of restructured New York City lease, and $202 thousand in severance related to restructuring actions within one of our functional groups.

[2] For the three months ended December 31, 2023, primarily includes the write-off of capitalized software and licenses related to a project which was abandoned in the fourth quarter of 2023 after management's decision to pursue an alternative path.

[3] For the three months ended March 31, 2024, includes the sign-on bonus for the newly-appointed Chief Operating Officer.

[4] For the three months ended June 30, 2024, includes temporary double occupancy related to office relocations.

[5] For the three months ended September 30, 2024, includes non-recurring professional fees.

enfusion

©2024 ENFUSION. ALL RIGHTS RESERVED.

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©2024 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures The following table reconciles operating cash flow to adjusted free cash flow: The Company’s stock-based compensation expense was recognized in the following captions within the consolidated statements of operations: 23 ($ in thousands, unaudited) 2024 2023 Cost of revenues $ 358 $ 227 General and administrative 2,747 1,702 Sales and marketing 321 189 Technology and development 772 444 Total stock-based compensation expense $ 4,198 $ 2,562 Three Months Ended September 30, ($ in thousands, unaudited) September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 Net cash provided by operating activities $ 6,586 12,106 1,533 7,314 16,162 Purchases of property and equipment (1,205) (958) (635) (1,005) (1,104) Capitalization of software development costs (1,090) (1,649) (2,113) (1,701) (1,671) Other non-recurring items1 — — — 353 — Adjusted Free Cash Flow $ 9,499 (1,215) 4,291 4,608 13,740 Three Months Ended 1 For the three months ended September 30, 2024, includes non-recurring professional fees.

©2024 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures The following table reconciles net income to adjusted net Income which is used to calculate adjusted diluted EPS: 24 (unaudited) Per share Per share Net income and fully diluted EPS $ 0.02 1,957 $ 0.02 2,661 Adjustments1: Stock-based compensation expense 0.03 4,198 2,562 0.02 Tax payment on stock-based compensation 0.00 25 43 0.00 Effects of foreign currency 0.00 607 (85) (0.00) Other non-recurring items2,3 0.01 977 468 0.00 Tax adjustment4 (0.01) (1,835) (362) (0.00) Sub-total adjustments 0.03 3,972 2,626 0.02 Adjusted net income and adjusted diluted EPS $ 0.05 5,929 $ 0.04 5,287 Three Months Ended September 30, 1 Per share amounts are based on a weighted average number of shares outstanding on a fully-diluted basis. 2 For the three months ended September 30, 2024, includes non-recurring professional fees. 3 For the three months ended September 30, 2023, includes $78 thousand in debt extinguishment costs, $188 thousand in double-occupancy charges of restructured New York City lease, and $202 thousand in severance related to restructuring actions within one of our functional groups. 4 Income tax (benefit) calculated using effective tax rate for the period: 31.6% and 12.1%, respectively. 2024 2023 In thousands In thousands

©2024 ENFUSION. ALL RIGHTS RESERVED. Definitions OCF Margin Operating Cash Flow Margin represents net cash provided from operating activities divided by total net revenues. We believe OCF Margin is an important metric because it indicates our ability to convert sales into cash. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with GAAP, this presentation and the accompanying tables include Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion are supplemental measures of our operating performance and liquidity that are neither required by, nor presented in accordance with, U.S. GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. These measures are presented because they are the primary measures used by management to evaluate our financial performance and liquidity, and for forecasting purposes. This non-GAAP financial information is useful to investors because it eliminates certain items that affect period-over-period comparability and provides consistency with past financial performance or liquidity and additional information about underlying results and trends by excluding certain items that may not be indicative of our business, results of operations or outlook. Additionally, we believe that these and similar measures are often used by securities analysts, investors and other interested parties as a means of evaluating a company’s operating performance. Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion are non-GAAP financial measures, are not measurements of our financial performance or liquidity under U.S. GAAP and should not be considered as alternatives to net income, earnings per share, income from operations, gross profit, gross margin, or any other performance measures determined in accordance with U.S. GAAP. These non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP, but rather as supplemental information to our business results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. Furthermore, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP financial measures as tools for comparison. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, and certain non-recurring items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenues. Adjusted Free Cash Flow and FCF Conversion Adjusted Free Cash Flow represents net cash provided from operating activities less purchases of property and equipment, capitalized software development costs, and other non-recurring items. However, given our non-discretionary expenditures, Adjusted Free Cash Flow does not represent residual cash flow available for discretionary expenditures. FCF Conversion represents Adjusted Free Cash Flow divided by Adjusted EBITDA. 25

©2024 ENFUSION. ALL RIGHTS RESERVED. Definitions Continued Adjusted Net Income and Adjusted Diluted EPS Adjusted Net Income represents net income adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, certain non-recurring items, and the tax effect of such adjustments. Adjusted Diluted EPS represents Adjusted Net Income divided by fully diluted weighted average shares outstanding. Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit represents gross profit, excluding the impact of stock-based compensation and other non-recurring items. Adjusted Gross Margin represents Adjusted Gross Profit divided by total net revenues. Key Metrics: In connection with the management of our business, we identify, measure and assess a variety of key metrics. The key metrics we use in managing our business are set forth below. Annual Recurring Revenue We calculate Annual Recurring Revenue, or ARR, by annualizing platform subscriptions and managed services revenues recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients. ARR is included in a set of metrics we calculate monthly to review with management as well as periodically with our board of directors. Average Contract Value We calculate Average Contract Value, or ACV, by dividing ARR by the number of clients that are billed at the end of the measurement period. We believe ACV is an important metric because it provides important information about the growth of our clients' accounts. Investors should not place undue reliance on ARR or Net Dollar Retention Rate or Average Contract Value as an indicator of future or expected results. Our presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited. Net Dollar Retention Rate We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition and involuntary cancellations. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. Post 4Q23, we no longer provide the Net Dollar Retention Rate calculation excluding involuntary cancellation calculations. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR. We believe Net Dollar Retention Rate is an important metric because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts. 26